Exhibit 23


                         CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in Hospitality Properties Trust's Registration Statement No. 333-43573 of our reports dated January 15, 1999 included in Hospitality Properties Trust's Form 8-K dated February 11, 1999 and to all references to our Firm included in this registration statement.


                                                     /S/
                                                     ARTHUR ANDERSEN LLP


Washington, D.C.
February 11, 1999